BLACKROCK FUNDS III

iShares U.S. Aggregate Bond Index Fund

(the “Fund”)

Supplement dated June 26, 2020 to the Summary Prospectuses and Prospectuses of the Fund,

each dated April 29, 2020

Effective immediately, the Summary Prospectuses and Prospectuses of the Fund are amended as follows:

The following is added as the last sentence of the first paragraph of the section of the Fund’s Summary Prospectuses entitled “Key Facts About iShares U.S. Aggregate Bond Index Fund — Principal Investment Strategies of the Fund” and the section of the Fund’s Prospectuses entitled “Fund Overview — Key Facts About iShares U.S. Aggregate Bond Index Fund — Principal Investment Strategies of the Fund”:

For example, the Fund may invest in mortgage dollar rolls and participate in to-be-announced (“TBA”) transactions on a regular basis to obtain exposure to mortgage-backed securities.

The following is added to the section of the Fund’s Summary Prospectuses entitled “Key Facts About iShares U.S. Aggregate Bond Index Fund — Principal Risks of Investing in the Fund” and the section of the Fund’s Prospectuses entitled “Fund Overview — Key Facts About iShares U.S. Aggregate Bond Index Fund — Principal Risks of Investing in the Fund”:

•

Dollar Rolls Risk — Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.

The following is added as the third paragraph of the section of the Fund’s Prospectuses entitled “Details About the Fund — Details About the Fund’s Investment Strategies — Investment Strategies”:

The Fund may invest in mortgage dollar rolls and participate in to-be-announced (“TBA”) transactions on a regular basis to obtain exposure to mortgage-backed securities.

The following is added to the section of the Fund’s Prospectuses entitled “Details About the Fund — Investment Risks — Principal Risks of Investing in the Fund”:

•

Dollar Rolls Risk — A dollar roll transaction involves a sale by the Fund of a mortgage-backed, U.S. Treasury or other security (as permitted by the Fund’s investment strategies) concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. The market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted. Successful use of dollar rolls may depend upon the adviser’s ability to correctly predict interest rates and prepayments, depending on the underlying security. There is no assurance that dollar rolls can be successfully employed.

Shareholders should retain this Supplement for future reference.

ALLPRO-USTBI-0620SUP